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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
      PURSUANT TO SECTION 13 OR 15D OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  October 28, 2005
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                          WILMINGTON TRUST CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        Delaware                        1-14659               51-0328154
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(State or other jurisdiction    (Commission File Number)     (IRS Employer
     of incorporation)                                    Identification Number)



                          Wilmington Trust Corporation
                               Rodney Square North
                            1100 North Market Street
                             Wilmington, Delaware           19890
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               (Address of principal executive offices)   (Zip Code)



Registrant's telephone number, including area code:    (302) 651-1000
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        (Former names or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    230.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 28, 2005, Wilmington Trust of Pennsylvania entered into a settlement agreement with Royal Indemnity Company pursuant to which we are to receive $11 million on a nonaccruing loan within ten business days. Approximately $8.5 million of this amount will be recorded as a reduction to nonaccruing loans, and approximately $2.5 million will be recorded as a recovery. The reduction in nonaccruing loans represents 17% of nonaccruing loans at September 30, 2005.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        WILMINGTON TRUST CORPORATION




Dated:  October 31, 2005                By: /s/ David R. Gibson
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                                            Name:  David R. Gibson
                                            Title: Executive Vice President
                                                   Chief Financial Officer
                                                   (Authorized Officer)



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